EXHIBIT 10.21

                                  SCHEDULE "A"
                                  ------------

 THIS ADDENDUM has been made effective as of the 15 day of December, 2003.
                                                 --        --------

This Schedule supersedes any previous Schedule "A" attached hereto for reference and forms an integral part of the entire Key Principal Employment Agreement originally entered into by the Company and Principal.

This Addendum has been made pursuant to a certain performance evaluation or position review conducted by Operations - Human Resources in conjunction with the Board of Directors of the Company.

Recital     B.  and  Paragraph  2.  Engagement
-------     ----------------------------------

     Description  of  the  Employee's  skills  and  services:

-     (same  as:  April  1,2003  Schedule  "A"  attached  hereto)

     Employee's  Position  &  Title:

-     Chief  Technology  Architect

     Employee's  Duties  &  Responsibilities:

-     (same  as:  April  1,2003  Schedule  "A"  attached  hereto)
-     Manage  and  Supervise  reporting  for  IP  Compliance  and  Development
-     Implement  and  Create New Product Architecture and Design Specifications.
-     Continuous  Research  and  Development  of  product  architecture

Paragraph  6.  Term
-------------------

     Commencement  Date:  December  15,  2003
                          -------------------

     Evaluation  Date:    June  15,  2004
                          -----------------

Paragraph  7.  Remuneration
---------------------------

     Description  of  the  Employee's  Remuneration  and terms of payment, etc.:

(a)     Wages:  $7,000  CAD  per  Month  (review  pending  3  and  6  months
                ------
thereafter)

(b)     Employee  Stock  Options,  if  any:

-     (same  as:  April  1,2003  Schedule  "A"  attached  hereto)

(c)     Bonuses:

-     (same  as:  April  1,2003  Schedule  "A"  attached  hereto)

Paragraph  8.  Benefits
-----------------------

     Description  of  the  Benefits  available:

-     (same  as:  April  1,2003  Schedule  "A"  attached  hereto)

Paragraph  9.  Holidays
-----------------------

     Number  of  weeks  of  holiday  available  to  the  Employee:

-     (same  as:  April  1,2003  Schedule  "A"  attached  hereto)


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Paragraph  10.  Expenses  and  Automobile
-----------------------------------------

     The Company agrees to pay Employee mileage at the rate of $_____ per kilometre for his use of the Employee's vehicle for Company business or $______ per month whichever is greater.

-     (same  as:  April  1,2003  Schedule  "A"  attached  hereto)

Special  Particulars  (If  any)
-------------------------------

- Security Level (Black). - Principal has complete access to sensitive level networking, design and project operations.

- Principal has special authorization to have complete access and attendance to all Board Meetings conducted by the Board of Directors of the Company or Board of Directors of its Parent Company.

- Principal cannot conduct third party consultation work, carry out part-time employment or contract assignments similar to that of the projects or operations of the Company. Principal understands and agrees that the Company may at its sole right without notice, terminate the employment of the Principal in the event a breach of this particular is discovered with prior disclosure or authorization as specifically described herein.


AGREED  AND  ACCEPTED  TO:

/s/ Anthony  Alda
---------------------------------
Anthony  Alda
_________________________________
Title  of  Employee
_________________________________
Social  Insurance  Number  of  Employee


AGREED  AND  ACCEPTED  TO:

_________________________________               ________________________________
Authorized  Signatory  -  Human  Resources                Authorized Signatory -
Officer  /  Director


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